EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of April 17, 2008

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Texas	Samson	June 2008	Rig was idle from late December 2007 to early April 2008.
Rig 12	SCR diesel electric	1,500	2,600	18,000	Oklahoma	Sheridan	June 2008	Rig was idle from late January to late March 2008.
Rig 14	AC electric	3,000	3,200	35,000	Texas	Newfield	March 2008
Rig 15	AC electric	3,000	3,200	35,000	Texas	Winn	June 2008
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	November 2009	Rig experienced approximately four days of March downtime.
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	Sandridge	May 2008
						Cornerstone	September 2008
Rig 29	Mechanical	1,500	2,600	18,000	Oklahoma	Petro-Quest	September 2008	Rig was idle from late January to early March 2008.
Rig 30	AC electric	2,000	2,600	20,000	Texas	BBX	May 2008
Rig 31	SCR diesel electric	3,000	4,400	35,000	Louisiana	Energy XXI	June 2008
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Marathon	April 2008
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	EnCana	February 2011	Rig was idle from mid December 2007 to mid March 2008.
Rig 41	SCR diesel electric	2,000	3,200	25,000	Texas	Petro-Hunt	March 2008
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	Noble	May 2008
						Newfield	October 2008
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	November 2008
Rig 53	SCR diesel electric	2,000	4,400	25,000	Oklahoma	Marathon	May 2008
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	July 2008
Rig 59	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	October 2008
Rig 60	AC electric	2,000	3,200	25,000	Texas	Newfield	April 2009
Rig 61	AC electric	2,000	3,200	25,000	Texas	Chesapeake	March 2009
Rig 62	AC electric	2,000	3,200	25,000	Texas	Newfield	February 2009
Rig 63	AC electric	2,000	3,200	25,000	Texas	Anadarko	March 2009
Rig 64	AC electric	2,000	3,200	25,000	Texas	ExxonMobil	November 2008
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	November 2009
Rig 66	AC electric	2,000	3,200	25,000	Texas	PetroQuest	December 2009
Rig 67	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	January 2010	Rig experienced approximately three days of March downtime.
Rig 68	AC electric	2,000	3,200	25,000	Alaska	Pioneer	March 2010
Rig 76	AC electric	2,000	3,200	25,000	Louisiana	Petro-Hunt	July 2008
Rig 77	AC electric	2,000	3,200	25,000	Texas	EnCana	December 2009
Rig 84	AC electric	2,000	3,200	25,000	Texas			Rig currently under construction with completion expected in May 2008.
Rig 85	AC electric	2,000	3,200	25,000	Texas			Rig currently under construction with completion expected in July 2008.

Rigs 9 through 41 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.  Rigs 51, 52, 53 and 54 were constructed during 2001-02. Rigs 59 through 66 were completed during 2006, and Rigs 67 through 77 were completed in 2007.  All but Rig 35 is equipped with a top-drive drilling system. Day rates range from $17,500 to $27,500. Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.